SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 28, 2003


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                      1-6395             95-2119684
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
 incorporation or organization)   File Number)


200 Flynn Road
Camarillo, California                                    93012-8790
(Address of Principal Executive Offices)                 (Zip Code)


                                 (805) 498-2111
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.
         ------------

     The Registrant issued the press release, filed as Exhibit 99.1 hereto, on March 28, 2003.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit Number             Description of Document

99.1                       Press Release of the Registrant dated March 28, 2003.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2003                         SEMTECH CORPORATON



                                                 By:   /s/   David G. Franz, Jr.
                                                    ----------------------------
                                                       David G. Franz, Jr.
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number             Description of Document

99.1                       Press Release of the Registrant dated March 28, 2003.